SCHEDULE 14A

                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant /X/
Filed by a party other than the registrant / /
Check the appropriate box:
/x/ Preliminary proxy statement
/ / Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            Global Utility Fund, Inc.
       -----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                 Not Applicable
       -----------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
          /x/  No fee required.
          / / Fee computed on table below per Exchange Act Rules 14a-(i)(4) and 0-11

          / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                            GLOBAL UTILITY FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                                                                October 8, 1999

Dear Shareholder:

      Enclosed is a proxy statement asking you to vote for (1) the nominees for the Board of Directors of Global Utility Fund, Inc. ("Fund"), (2) the independent accountants for the Fund, and (3) changes to certain of the Fund's investment restrictions.

      A shareholder meeting is being held on November 8, 1999, to consider these nominees, the independent accountants, the proposed changes to the Fund's investment restrictions and to transact any other business that may properly come before the meeting. This proxy statement contains detailed information about each of the nominees, information on the independent accountants, and an explanation of the proposed changes to the Fund's investment restrictions and we recommend that you read it carefully.

      Thank you for your attention to this matter and for your continuing investment in the Fund.


                                    Very truly yours,


                                    JOHN R. STRANGFELD, JR.
                                    President




--------------------------------------------------------------------------------
 A PROXY card is enclosed along with the proxy statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. The Board of the Fund recommends that you vote "FOR" each of the nominees for Board Member, "FOR" ratification of the selection of the independent accountants and "FOR" all proposed changes to the fundamental investment restrictions of the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

      Enclosed you will find one proxy card relating to the Fund. Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT, "FOR" RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS INDICATED ON THE CARD AND "FOR" ALL PROPOSED CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your proxy card promptly. Unless your proxy card is signed by the appropriate persons as indicated in the instructions below, it will not be voted.
--------------------------------------------------------------------------------
                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

            1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

            2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

            3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                      REGISTRATION                        VALID SIGNATURE
                      ------------                        ---------------

      Corporate Accounts
         (1)  XYZ Corp............................     XYZ Corp.
                                                       Jane L. Doe, Treasurer
         (2)  XYZ Corp............................     Jane L. Doe, Treasurer
         (3)  XYZ Corp. c/o Jane Doe, Treasurer...     Jane L. Doe
         (4)  XYZ Corp. Profit Sharing Plan.......     Jane L. Doe, Treasurer

      Partnership Accounts
         (1)  The ABC Partnership.................     Robert Fogg, Partner
         (2)  Fogg and Hale, Limited Partnership..     Robert Fogg, General
                                                       Partner

      Trust Accounts
         (1)  ABC Trust Account...................     William X. Smith, Trustee
         (2)  Ron F. Anderson, Trustee u/t/d
              12/28/78............................     Ron F. Anderson

      Custodial or Estate Accounts
         (1)  Katherine T. John, Cust.
              F/b/o Albert T. John, Jr.
              UGMA/UTMA...........................     Katherine T. John
        (2)  Estate of Katherine T. John..........     Albert T. John, Executor

                            GLOBAL UTILITY FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                         ------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         ------------------------------

To Our Shareholders:

      Notice is hereby given that a Special Meeting of Shareholders of Global Utility Fund, Inc. (the "Fund") will be held at 10:00 a.m. Eastern time on November 8, 1999, at Prudential Plaza, 751 Broad Street, _th Floor, Newark, New Jersey 07102, for the following purposes:

            1.   To elect nine Directors.

            2.  To  ratify  the   selection   by  the  Board  of   Directors  of
      PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending September 30, 2000.

            3.  To   approve   changes   to   certain   fundamental   investment
      restrictions.

            4. To consider and act upon any other business as may properly come before the Meeting and any adjournments thereof.

      Only holders of shares of common stock of the Fund of record at the close of business on October 1, 1999, are entitled to notice of and to vote at the Meeting and any adjournments thereof.

                                    DAVID F. CONNOR
                                    Secretary

Dated: October 8, 1999



--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                            GLOBAL UTILITY FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

                         ------------------------------

                                 PROXY STATEMENT

      This proxy statement is furnished by the Board of Directors of Global Utility Fund, Inc. (the "Fund") in connection with its solicitation of proxies for use at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 10:00 a.m. Eastern time on November 8, 1999, at Prudential Plaza, 751 Broad Street, _th Floor, Newark, New Jersey 07102. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Shareholders.

      The Fund's most recent Annual Report and Semi-Annual Report have previously been sent to shareholders and may be obtained without charge by calling (800) 225-1852 (toll free) or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

      If the accompanying form of Proxy is properly executed and returned, shares represented by it will be voted at the Meeting, or any adjournments thereof, in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the election of the nominees for Director, for ratification of the selection of the independent accountants, and for the changes to the fundamental investment restrictions. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by execution of a subsequent Proxy or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by Proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. A shareholder vote may be taken on one or more items in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event that the Meeting is adjourned, the same procedures will apply at a later Meeting date.

      If a Proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the broker or nominee does not have discretionary power), the shares represented thereby, with respect to matters to be determined by a majority or a plurality of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposals No. 1 and 2, for which the required vote is a plurality or a majority number of the votes cast, but effectively will be a vote against proposal No. 3, which requires approval of a majority of the outstanding voting securities under the Investment Company Act of 1940, as amended ("Investment Company Act").

      The close of business on October 1, 1999, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. As of October 1, 1999, the Fund had ___________ shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement and form of Proxy will first be mailed to shareholders on or about October 8, 1999.

      As of the record date, management of the Fund does not know of any person or group who owned beneficially 5% or more of the Fund's outstanding shares. To the knowledge of management, the executive officers and Directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund as of October 1, 1999.

      The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of Proxies will be largely by mail. In addition, solicitation may include, without cost to the Fund, telephonic, telegraphic or oral communication by regular employees of Prudential Investment Management Services LLC ("PIMS"), the Fund's distributor.

      Prudential Investments Fund Management LLC ("PIFM" or "the Manager"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's Manager under a management agreement dated as of February 4, 1991. Investment advisory services are provided to the Fund by Wellington Management Company, LLP ("Subadviser"), 75 State Street, Boston, Massachusetts 02109, with which PIFM has entered into a subadvisory agreement, also dated February 4, 1991. As noted above, PIMS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the distributor of the Fund's shares. The Fund's transfer agent is Prudential Mutual Fund Services LLC ("PMFS"), Raritan Plaza One, Edison, New Jersey 08837. As of July 31, 1999, PIFM served as the manager to forty-six open-end investment companies, and as manager or administrator to twenty-two closed-end investment companies, with aggregate assets of more than $70 billion. The Fund's Board of Directors oversees the actions of the Fund's Manager and Subadviser and decides upon matters of general policy.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

      The Board of Directors has acted to expand its membership and has nominated the nine individuals identified below for election to the Fund's Board of Directors at the Meeting. Under Proposal No. 1, shareholders of the Fund are being asked to vote for those nominees. Pertinent information about each nominee is set forth in the listing below. Each nominee has indicated a willingness to serve if elected. The Fund does not intend to hold annual meetings of shareholders unless the election of Directors is required under the Investment Company Act. Accordingly, if elected each nominee will serve for a term of unlimited duration until his term expires in accordance with the Fund's retirement policy or until the next meeting of shareholders at which Directors are elected, whichever is earlier. The Fund's amended retirement policy calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

      The increase in the size of the Board and the nomination of these nominees to serve as the Board Members for the Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Fund. The Fund's Board believes that the Fund will benefit from the diversity and experience of the nominees that would comprise the expanded Board. These nominees have had distinguished careers in business, finance, government and other areas and will bring a wide range of expertise to the Board. Six of the nine nominees have no affiliation with PIFM or The Prudential Insurance Company of America ("Prudential") and would be independent Board Members. Independent Board Members are charged with special responsibilities, among other things, to approve advisory, distribution and similar agreements between the Fund and management. They also constitute the members of the Board's Audit and Nominating Committees. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time to their duties. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an independent Board Member for other funds within the Prudential Mutual Fund Complex and understands the operations of the complex. The three nominees for Director who are affiliated with the Fund's Manager or Prudential currently serve on the Board of most of the other funds in the Prudential Mutual Fund Complex. It is proposed that they join the Fund's Board to provide continuity and consistency.

      Effective October 1, 1999, the fee paid to each independent Director of the funds in the cluster of the Prudential Mutual Funds of which the Fund is a part is $55,000 per year. The Fund's proportionate annual share of this aggregate fee is approximately $________. Board Members affiliated with PIFM or Prudential will continue to receive no compensation from the Fund (or any other fund in the Prudential Mutual Fund Complex). Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Effective October 1, 1999, independent Board Members serving as chair of the Audit Committee and Nominating Committee within the Fund's cluster receive an additional $2,000 per year per Committee (for which the Fund's proportionate share is about $_______). Mr. Dorsey has been elected Chair of the Fund's Audit Committee and Nominating Committee for the forthcoming year. Mr. Mooney, the cluster's representative on the Executive Committee, which serves as liaison between the Prudential Mutual Funds and Fund management, receives an additional $8,000 per year from the funds within the Fund's cluster (the Fund's proportionate share is about $_________). The annual Board fees per fund and per cluster in the Prudential Mutual Fund Complex may be reviewed periodically and changed by each fund's Board. The other funds in the Fund's cluster are Prudential Diversified Funds, Target Funds and The Target Portfolio Trust.

      The following table sets forth information relating to the compensation paid to Board Members and Board nominees during the past fiscal year:


                                             COMPENSATION TABLE
                                                                                               Total Compensation
                                                                     Aggregate                    paid to Board
                                                                 Compensation From              Members From Fund
Board Members and Nominees(1)                                           Fund                    and Fund Complex(2)
--------------------------------------------------------------------------------------------------------------------

Dorsey, Eugene C.*                                                     $7,500                  $70,000(17/46)T
Gunia, Robert F.                                                       $   0                   $   0
LaBlanc, Robert E.                                                     $   0                   $______(/)T
McCorkindale, Douglas H.*                                              $7,500                  $70,000(23/40)T
Mooney, Thomas T.*                                                     $7,500                  $115,000(35/70)T
Odenath, David                                                         $   0                   $   0
Stoneburn, Stephen                                                     $   0                   $______(/)T
Strangfeld, Jr., John R.                                               $   0                   $   0
Whitehead, Clay T.                                                     $   0                   $______(/)T


---------------------------

* Total compensation from all funds in the Fund Complex for the calendar year ended December 31, 1998 includes amounts deferred at the election of Directors under the funds' deferred compensation plan. Including accrued interest, total compensation amounted to approximately $85,445 for Mr. Dorsey, $71,145 for Mr. McCorkindale and $119,740 for Mr. Mooney.

T Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Board members who are "interested," as defined in the Investment Company Act, did not receive compensation from the Fund or Fund Complex.

(2) No fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.

      Board Members may elect to receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Board Member's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission ("SEC"), at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Board Member. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

      It is the intention of the persons named in the accompanying form of proxy to vote for the election of Eugene C. Dorsey, Robert F. Gunia, Robert E. LaBlanc, Douglas H. McCorkindale, Thomas T. Mooney, David Odenath, Stephen Stoneburn, John R. Strangfeld, Jr. and Clay T. Whitehead. Messrs. Dorsey,
McCorkindale, Mooney and Strangfeld are currently Directors. The nominees for independent Directors were selected by the Nominating Committee in August 1999 and the full Board approved all nominees for Board membership on the same date. Each of the nominees has consented to be named in this proxy statement and to serve as a Director if elected. Only Messrs. Dorsey, McCorkindale and Mooney have previously been elected by shareholders (in October 1996). Mr. Strangfeld was appointed by the Board of Directors in May 1999. Messrs. Gunia, LaBlanc,

Odenath,  Stoneburn  and Whitehead  were each  nominated as a Director in August
1999.

      The following table sets forth certain information concerning each of the nominees and each Director of the Fund standing for reelection.


                 INFORMATION REGARDING DIRECTORS AND NOMINEES

                                                                    Shares of
                                                                  Common Stock
     Name, age, business experience during the        Position       Owned at
      past five years and other directorships        With Fund   October 1, 1999
      ---------------------------------------        ---------   ---------------

EUGENE C. DORSEY  (72),  Retired  President,  Chief   Director      --------
Executive Officer and Trustee,  Gannett  Foundation
(now  Freedom  Forum);   former   publisher,   four
Gannett  newspapers  and Vice  President of Gannett
Co.  Inc.;  past  Chairman,   Independent   Sector,
Washington,  D.C.  (largest  national  coalition of
philanthropic   organizations);   Former  Director,
Advisory   Board   of  Chase   Manhattan   Bank  of
Rochester;  Director,  First Financial Fund,  Inc.,
The  High  Yield  Plus   Fund,   Inc.,   Prudential
Diversified Bond Fund, Inc.,  Prudential Government
Income  Fund,  Inc.,  Prudential  High Yield  Fund,
Inc.,  Prudential  High Yield  Total  Return  Fund,
Inc.,   Prudential   Mortgage  Income  Fund,  Inc.,
Prudential Municipal Series Fund, Inc.,  Prudential
National   Municipals   Fund,   Inc.,    Prudential
Structured  Maturity  Fund,  Inc.;   Trustee,   The
Target Portfolio Trust,  Prudential  Municipal Bond
Fund,  Prudential  Diversified  Funds,   Prudential
Government Securities Trust,  Prudential California
Municipal Fund.

                                                                    Shares of
                                                                  Common Stock
     Name, age, business experience during the        Position       Owned at
      past five years and other directorships        With Fund   October 1, 1999
      ---------------------------------------        ---------   ---------------

*ROBERT  F.   GUNIA   (52),   Vice   President   of   Nominee for   --------
Prudential  (since September 1997);  Executive Vice   Director
President  and  Treasurer  of PIFM (since  December
1996);   Senior  Vice   President   of   Prudential
Securities   Incorporated   (since   March   1997);
formerly   Chief   Administrative   Officer   (July
1990-September     1996),     Director     (January
1989-September  1996) and Executive Vice President,
Treasurer   and  Chief   Financial   Officer  (June
1987-September  1996)  of  Prudential  Mutual  Fund
Management,   Inc.;  Vice  President  and  Director
(since May 1989) of The Asia  Pacific  Fund,  Inc.;
Director  of The  High  Yield  Income  Fund,  Inc.,
Prudential   Distressed   Securities   Fund,  Inc.,
Prudential  Diversified Bond Fund, Inc., Prudential
Emerging  Growth  Fund,  Inc.,   Prudential  Equity
Fund,  Inc.,  Prudential  Europe Growth Fund, Inc.,
Prudential  Global Genesis Fund,  Inc.,  Prudential
Global  Limited  Maturity  Fund,  Inc.,  Prudential
Global   Total  Return   Fund,   Inc.,   Prudential
Government  Income  Fund,  Inc.,   Prudential  High
Yield  Fund,  Inc.,  Prudential  High  Yield  Total
Return   Fund,   Inc.,   Prudential   Institutional
Liquidity Portfolio,  Inc., Prudential Intermediate
Global Income Fund, Inc., Prudential  International
Bond  Fund,  Inc.,   Prudential  MoneyMart  Assets,
Inc.,  Prudential  National  Municipals Fund, Inc.,
Prudential    Natural    Resources   Fund,    Inc.,
Prudential  Pacific Growth Fund,  Inc.,  Prudential
Sector Funds,  Inc.,  Prudential  Small-Cap Quantum
Fund,  Inc.,  Prudential  Small Company Value Fund,
Inc.,  Prudential  Special Money Market Fund, Inc.,
Prudential    Structured   Maturity   Fund,   Inc.,
Prudential  Tax-Free Money Fund,  Inc.,  Prudential
World  Fund,  Inc.  and The  Prudential  Investment
Portfolios,  Inc.;  Trustee  of  Cash  Accumulation
Trust,   Command  Government  Fund,  Command  Money
Fund,  Command Tax-Free Fund,  Prudential  Balanced
Fund,   Prudential   California   Municipal   Fund,
Prudential   Developing  Markets  Fund,  Prudential
Equity   Income   Fund,    Prudential    Government
Securities  Trust,  Prudential  Index  Series Fund,
Prudential    Mid-Cap   Value   Fund,    Prudential
Municipal Bond Fund,  Prudential  Municipal  Series
Fund,   Prudential  Real  Estate  Securities  Fund,
Prudential  Tax-Managed  Equity Fund, Prudential
20/20 Focus Fund and Target Funds.


------------------------------

      * Indicates "interested" Director, as defined by the Investment Company Act, by reason of his affiliation with Prudential or PIFM.

                                                                    Shares of
                                                                  Common Stock
     Name, age, business experience during the        Position       Owned at
      past five years and other directorships        With Fund   October 1, 1999
      ---------------------------------------        ---------   ---------------

ROBERT  E.  LABLANC  (65),  President  of Robert E.   Nominee for   --------
LaBlanc   Associates,   Inc.   (telecommunications)   Director
since  1981;  formerly  General  Partner at Salomon
Brothers;  formerly  Vice  Chairman of  Continental
Telecom;   Director  of  Contel   Cellular,   Inc.,
M/A-Com,  Inc.,  Storage  Technology   Corporation,
TIE/communications,   Inc.,  The  Tribune  Company,
Prudential  Europe  Growth Fund,  Inc.,  Prudential
Global Genesis Fund, Inc. Prudential  Institutional
Liquidity  Portfolio,  Inc.,  Prudential  MoneyMart
Assets,  Inc.,  Prudential  Natural Resources Fund,
Inc.,   Prudential   Pacific  Growth  Fund,   Inc.,
Prudential   Special   Money  Market  Fund,   Inc.,
Prudential    Tax-Free   Money   Fund,   Inc.   and
Prudential  World  Fund,  Inc.;   Trustee  of  Cash
Accumulation   Trust,   Command   Government  Fund,
Command  Money Fund, Command Tax-Free  Fund, Target
Funds and Manhattan College.

DOUGLAS H. MCCORKINDALE  (60), Vice Chairman (since   Director      --------
March 1984) and President  (since  September  1997)
of  Gannett  Co.,  Inc.;  Director  of  Continental
Airlines,   Inc.,   Gannett  Co.,  Inc.,   Frontier
Corporation,  The High Yield Plus Fund, Inc., First
Financial   Fund,   Inc.,   Prudential   Distressed
Securities Fund, Inc.,  Prudential  Emerging Growth
Fund,   Inc.,   Prudential   Equity   Fund,   Inc.,
Prudential  Global  Limited  Maturity  Fund,  Inc.,
Prudential  Intermediate  Global Income Fund, Inc.,
Prudential   International  Bond  Fund,  Inc.,  The
Prudential Investment Portfolios,  Inc., Prudential
Small-Cap  Quantum  Fund,  Inc.,  Prudential  Small
Company Value Fund, Inc.,  Prudential Utility Fund,
Inc., The Global Total Return Fund,  Inc.;  Trustee
of   Prudential   20/20  Focus   Fund,   Prudential
Balanced  Fund,   Prudential  Equity  Income  Fund,
Prudential  Diversified  Funds,   Prudential  Index
Series  Fund,   Prudential   Mid-Cap   Value  Fund,
Prudential Real Estate Securities Fund,  Prudential
Tax-Managed  Equity Fund, and The Target  Portfolio
Trust.

                                                                    Shares of
                                                                  Common Stock
     Name, age, business experience during the        Position       Owned at
      past five years and other directorships        With Fund   October 1, 1999
      ---------------------------------------        ---------   ---------------

THOMAS T.  MOONEY  (58),  President  of the Greater   Director      --------
Rochester   Metro   Chamber  of  Commerce;   former
Rochester  City  Manager;  Trustee  of  Center  for
Governmental  Research,   Inc.;  Director  of  Blue
Cross of  Rochester,  The  Business  Council of New
York State,  Executive  Service Corps of Rochester,
Monroe  County  Water   Authority,   Monroe  County
Industrial   Development   Corporation,   Northeast
Midwest  Institute,  Rochester Jobs,  Inc.,  Global
Utility   Fund,   Inc.,    Prudential    Distressed
Securities Fund, Inc., Prudential  Diversified Bond
Fund, Inc.,  Prudential  Emerging Growth Fund, Inc.
Prudential  Equity Fund,  Inc.,  Prudential  Global
Limited Maturity Fund, Inc.,  Prudential Government
Income  Fund,  Inc.,  Prudential  High Yield  Fund,
Inc.,  Prudential  High Yield  Total  Return  Fund,
Inc.,  Prudential  Intermediate Global Income Fund,
Inc.,  Prudential  International  Bond Fund,  Inc.,
The   Prudential   Investment   Portfolios,   Inc.,
Prudential  Mortgage Income Fund, Inc.,  Prudential
Municipal  Bond  Fund,  Inc.,  Prudential  National
Municipals   Fund,   Inc.,   Prudential   Small-Cap
Quantum Fund, Inc.,  Prudential Small Company Value
Fund, Inc.,  Prudential  Structured  Maturity Fund,
Inc.,  Prudential  Utility Fund,  Inc.,  The Global
Total  Return  Fund,  Inc.,  The High Yield  Income
Fund,  Inc.;  President,  Director and Treasurer of
First  Financial Fund, Inc. and The High Yield Plus
Fund,  Inc.;  Trustee  of  Prudential  20/20  Focus
Fund,    Prudential   Balanced   Fund,   Prudential
California Municipal Fund,  Prudential  Diversified
Funds,  Prudential  Equity Income Fund,  Prudential
Government   Securities  Trust,   Prudential  Index
Series  Fund,   Prudential   Mid-Cap   Value  Fund,
Prudential  Municipal Series Fund,  Prudential Real
Estate  Securities  Fund,  Prudential   Tax-Managed
Equity Fund and The Target Portfolio Trust.

                                                                    Shares of
                                                                  Common Stock
     Name, age, business experience during the        Position       Owned at
      past five years and other directorships        With Fund   October 1, 1999
      ---------------------------------------        ---------   ---------------

*DAVID  R.   ODENATH   (42),   Officer  in  Charge,   Nominee for    --------
President,   Chief  Executive   Officer  and  Chief   Director
Operating   Officer   (since   June   1999),  PIFM;
Senior  Vice  President   (since  June  1999),  The
Prudential  Insurance  Company of  America;  Senior
Vice President (August 1993-May 1999), PaineWebber,
Inc.; Director of Prudential  Distressed Securities
Fund, Inc., Prudential Diversified Bond Fund, Inc.,
Prudential  Emerging Growth Fund, Inc.,  Prudential
Equity Fund, Inc.,  Prudential  Europe Growth Fund,
Inc.,   Prudential   Global  Genesis  Fund,   Inc.,
Prudential  Global  Limited  Maturity  Fund,  Inc.,
Prudential   Global  Total   Return   Fund,   Inc.,
Prudential Government Income Fund, Inc., Prudential
High Yield Fund, Inc.,  Prudential High Yield Total
Return   Fund,   Inc.,   Prudential   Institutional
Liquidity Portfolio,  Inc., Prudential Intermediate
Global Income Fund, Inc., Prudential  International
Bond Fund, Inc., Prudential MoneyMart Assets, Inc.,
Prudential    National   Municipals   Fund,   Inc.,
Prudential Natural Resources Fund, Inc., Prudential
Pacific Growth Fund, Inc., Prudential Sector Funds,
Inc.,  Prudential  Small-Cap  Quantum  Fund,  Inc.,
Prudential   Small   Company   Value  Fund,   Inc.,
Prudential   Special   Money  Market  Fund,   Inc.,
Prudential    Structured   Maturity   Fund,   Inc.,
Prudential  Tax-Free Money Fund,  Inc.,  Prudential
World  Fund,  Inc.  and The  Prudential  Investment
Portfolios,  Inc.;  Trustee  of  Cash  Accumulation
Trust, Command Government Fund, Command Money Fund,
Command  Tax-Free Fund,  Prudential  Balanced Fund,
Prudential  California  Municipal Fund,  Prudential
Developing  Markets Fund,  Prudential Equity Income
Fund,   Prudential   Government  Securities  Trust,
Prudential  Index Series Fund,  Prudential  Mid-Cap
Value  Fund,   Prudential   Municipal   Bond  Fund,
Prudential  Municipal Series Fund,  Prudential Real
Estate  Securities  Fund,  Prudential   Tax-Managed
Equity Fund, Prudential 20/20 Focus Fund and Target
Funds.


------------------------------
     * Indicates "interested" Director, as defined by the Investment Company Act, by reason of his affiliation with Prudential or PIFM.

                                                                    Shares of
                                                                  Common Stock
     Name, age, business experience during the        Position       Owned at
      past five years and other directorships        With Fund   October 1, 1999
      ---------------------------------------        ---------   ---------------

STEPHEN STONEBURN (56), President, Argus Integrated   Nominee for   --------
Media, Inc. (since June 1995); formerly Senior Vice   Director
President and Managing  Director,  Cowles  Business
Media (January  1993-1995);  prior thereto,  Senior
Vice President  (January  1991-1992) and Publishing
Vice President (May 1989 - December 1990) of Gralla
Publications  (a  division  of  United  Newspapers,
U.K.);  formerly Senior Vice President of Fairchild
Publications,  Inc.;  Director of Prudential Europe
Growth Fund, Inc.,  Prudential Global Genesis Fund,
Inc., Prudential Institutional Liquidity Portfolio,
Inc., Prudential MoneyMart Assets, Inc., Prudential
Natural  Resources Fund, Inc.,  Prudential  Pacific
Growth Fund, Inc.,  Prudential Special Money Market
Fund,  Inc.,  Prudential  Tax-Free Money Fund, Inc.
and Prudential  World Fund,  Inc.;  Trustee of Cash
Accumulation   Trust,   Command   Government  Fund,
Command   Money  Fund,   Command   Tax-Free   Fund,
Prudential   Developing  Markets  Fund  and  Target
Funds.

                                                                    Shares of
                                                                  Common Stock
     Name, age, business experience during the        Position       Owned at
      past five years and other directorships        With Fund   October 1, 1999
      ---------------------------------------        ---------   ---------------

*JOHN R.  STRANGFELD,  JR.  (45),  Chief  Executive   President     --------
Officer,  Chairman,  President  and Director of The   and Director
Prudential  Investment  Corporation  (since January
1990),   Executive  Vice  President  of  Prudential
Global Asset Management Group of Prudential  (since
February  1998)  and  Chairman  of  Pricoa  Capital
Group  (since   August  1989);   formerly   various
positions  to  Chief   Executive   Officer  of  the
Private  Asset   Management   Group  of  Prudential
(November  1994 - December  1998) and  Senior  Vice
President of Prudential  Capital  Group,  a unit of
Prudential (January 1986 - August 1989);  President
and  Director  of  Global   Utility   Fund,   Inc.,
Prudential   Distressed   Securities   Fund,  Inc.,
Prudential  Diversified Bond Fund, Inc., Prudential
Emerging  Growth  Fund,  Inc.,   Prudential  Equity
Fund,  Inc.,  Prudential  Europe Growth Fund, Inc.,
Prudential  Global Genesis Fund,  Inc.,  Prudential
Global  Limited  Maturity  Fund,  Inc.,  Prudential
Global   Total  Return   Fund,   Inc.,   Prudential
Government  Income  Fund,  Inc.,   Prudential  High
Yield  Fund,  Inc.,  Prudential  High  Yield  Total
Return   Fund,   Inc.,   Prudential   Institutional
Liquidity Portfolio,  Inc., Prudential Intermediate
Global Income Fund, Inc., Prudential  International
Bond  Fund,  Inc.,   Prudential  MoneyMart  Assets,
Inc.,  Prudential  National  Municipals Fund, Inc.,
Prudential    Natural    Resources   Fund,    Inc.,
Prudential  Pacific Growth Fund,  Inc.,  Prudential
Sector Funds,  Inc.,  Prudential  Small-Cap Quantum
Fund,  Inc.,  Prudential  Small Company Value Fund,
Inc.,  Prudential  Special Money Market Fund, Inc.,
Prudential    Structured   Maturity   Fund,   Inc.,
Prudential  Tax-Free Money Fund,  Inc.,  Prudential
World Fund,  Inc., The High Yield Income Fund, Inc.
and The  Prudential  Investment  Portfolios,  Inc.;
President and Trustee of Cash  Accumulation  Trust,
Command   Government  Fund,   Command  Money  Fund,
Command  Tax-Free Fund,  Prudential  Balanced Fund,
Prudential  California  Municipal Fund,  Prudential
Developing  Markets Fund,  Prudential Equity Income
Fund,   Prudential   Government  Securities  Trust,
Prudential  Index Series Fund,  Prudential  Mid-Cap
Value  Fund,   Prudential   Municipal   Bond  Fund,
Prudential  Municipal Series Fund,  Prudential Real
Estate  Securities  Fund,  Prudential   Tax-Managed
Equity Fund,  Prudential  20/20 Focus Fund,  Target
Funds and The Target Portfolio Trust.


------------------------------
     * Indicates "interested" Trustee, as defined by the Investment Company Act, by reason of his affiliation with Prudential or PIFM.

                                                                    Shares of
                                                                  Common Stock
     Name, age, business experience during the        Position       Owned at
      past five years and other directorships        With Fund   October 1, 1999
      ---------------------------------------        ---------   ---------------

CLAY  T.  WHITEHEAD  (60),  President  of  National   Nominee for   --------
Exchange  Inc.  (new  business   development  firm)   Director
(since May 1983); Director of Prudential Distressed
Securities Fund, Inc.,  Prudential  Emerging Growth
Fund,   Inc.,   Prudential   Equity   Fund,   Inc.,
Prudential  Europe  Growth Fund,  Inc.,  Prudential
Global  Genesis  Fund,  Inc.,   Prudential   Global
Limited  Maturity  Fund,  Inc.,  Prudential  Global
Total Return Fund, Inc.,  Prudential  Institutional
Liquidity Portfolio,  Inc., Prudential Intermediate
Global Income Fund, Inc., Prudential  International
Bond Fund, Inc., Prudential MoneyMart Assets, Inc.,
Prudential Natural Resources Fund, Inc., Prudential
Pacific Growth Fund, Inc., Prudential Sector Funds,
Inc.,  Prudential  Small-Cap  Quantum  Fund,  Inc.,
Prudential   Small   Company   Value  Fund,   Inc.,
Prudential   Special   Money  Market  Fund,   Inc.,
Prudential  Tax-Free Money Fund,  Inc.,  Prudential
World  Fund,  Inc.  and The  Prudential  Investment
Portfolios,  Inc.;  Trustee  of  Cash  Accumulation
Trust, Command Government Fund, Command Money Fund,
Command  Tax-Free Fund,  Prudential  Balanced Fund,
Prudential   Developing  Markets  Fund,  Prudential
Equity Income Fund,  Prudential  Index Series Fund,
Prudential  Mid-Cap  Value  Fund,  Prudential  Real
Estate  Securities  Fund,  Prudential   Tax-Managed
Equity Fund, Prudential 20/20 Focus Fund and Target
Funds.

      The Fund has a Nominating Committee and an Audit Committee, the members of which are the independent Board Members. The Audit Committee makes recommendations to the Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Nominating Committee makes recommendations to the Board with respect to candidates for election as Board Members. The Nominating Committee does not consider nominees recommended by shareholders to fill vacancies on the Board.

      There were four meetings of the Fund's Board of Directors held during the fiscal year ended September 30, 1999. The members of the Audit and Nominating Committees are Messrs. Dorsey, McCorkindale and Mooney. The Audit Committee met two times during the fiscal year ended September 30, 1999. The Nominating Committee met two times during the fiscal year ended September 30, 1999. No
Director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors, the Audit Committee and the Nominating Committee held during the 1999 fiscal year.

      The executive officers of the Fund are listed in Appendix A. They are elected annually by the Board of Directors.

REQUIRED VOTE

      The nominees receiving the affirmative vote of a plurality of the votes cast will be elected Directors, provided a quorum is present. One-third of the Fund's outstanding shares constitutes a quorum for the transaction of business.

      THE  BOARD  OF  DIRECTORS,   INCLUDING  ITS  INDEPENDENT   BOARD  MEMBERS,
RECOMMENDS THAT  SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO.
1.


             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

      The Board of Directors, including Directors who are not interested persons of the Fund, has selected PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending September 30, 2000. The ratification of the selection of independent public accountants is to be voted upon at the Meeting and it is intended that the persons named as proxies in the accompanying Proxy will vote for PricewaterhouseCoopers LLP. No representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting but a representative will be available to answer any questions or make any statements should any matter arise requiring their presence. PricewaterhouseCoopers LLP has informed the Fund that they have no material direct or indirect financial interest in the Fund.

      The policy of the Board of Directors regarding engaging independent accountants' services is that management may engage the Fund's principal independent public accountants to perform any service(s) normally provided by independent accounting firms provided that such service(s) meet(s) any and all of the independence requirements of the American Institute of Certified Public Accountants and the SEC. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent public accountants prior to their being rendered. The Board of Directors of the Fund receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

REQUIRED VOTE

      Approval of Proposal No. 2 requires a vote of a majority of the votes cast with respect to Proposal No. 2 at the Meeting, provided a quorum is present.

      THE  BOARD  OF  DIRECTORS,   INCLUDING  ITS  INDEPENDENT   BOARD  MEMBERS,
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL NO. 2.

             APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT
                            RESTRICTIONS OF THE FUND
                                (PROPOSAL NO. 3)

      Changes are proposed to the fundamental investment restrictions ("fundamental restrictions") of the Fund. Pursuant to the Investment Company Act, the Fund has adopted certain fundamental restrictions, which may be changed only with shareholder approval. Investment policies and other restrictions that the Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board of Directors without shareholder approval.

      Several of the current fundamental restrictions of the Fund reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. These restrictions have been in effect, in most cases, since the Fund was organized in 1989. Accordingly, the Board now has approved revisions to the Fund's fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental.

      The Board believes that by reducing to a minimum those restrictions that can be changed only by shareholder vote, the Fund will be able to avoid the costs and delays associated with a shareholder meeting if the Board decides to make future changes to its investment policies. Although the proposed changes in fundamental restrictions will allow the Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Fund or the manner in which the Fund is managed. Most importantly, the Fund's investment objective to provide total return, and its policy of seeking to achieve that objective by investing primarily in income-producing securities of domestic and foreign companies engaged primarily in the utility industries, will be unchanged.

      PROPOSED CHANGES. The following is the text of the proposed restrictions, marked to show changes to the current restrictions, and a summary description of the proposed changes to the Fund's fundamental restrictions, together with the text of those non-fundamental restrictions that would be adopted in connection with the elimination of certain of the Fund's current fundamental restrictions. The text below also describes those fundamental restrictions that are being eliminated for which no corresponding non-fundamental restrictions are being proposed. Proposed deletions are stricken; proposed new text is bold and underlined. Shareholders should note that certain of the fundamental restrictions that are treated separately below currently are combined within a single existing fundamental restriction.

A. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION

PROPOSED CHANGE: Upon approval of Proposal 3A, the existing fundamental restriction on portfolio diversification would be modified as follows:

"The Fund is a "diversified company" as defined in the 1940 Act. The Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions")."


DISCUSSION: The Fund's current fundamental restriction on portfolio diversification lists the percentage standards set forth in the 1940 Act for a diversified fund. In order to qualify as a diversified investment company under the 1940 Act, the Fund may not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies. The proposed restriction adopts the same 1940 Act standards. However, by not listing the percentage limitations, the proposed restriction would change automatically if the 1940 Act Laws, Interpretations and Exemptions change.

B. MODIFICATION AND RECLASSIFICATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS

PROPOSED CHANGE: Upon approval of Proposal 3B, the existing fundamental restriction on engaging in margin transactions would be eliminated and the Fund would become subject to the following non-fundamental restriction:


"The Fund will not purchase securities on margin, provided that the fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other futures contracts or derivative instruments."


DISCUSSION: The Fund is not required to have a fundamental restriction with respect to margin transactions. To maximize the Fund's flexibility in this area, the Board believes that the existing fundamental restriction on margin transactions should be replaced with a non-fundamental restriction. The proposed non-fundamental restriction eliminates any possible confusion over the Fund's ability to use forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, as the Fund intends to do from time to time.

C. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF COMPANIES WITH LESS THAN THREE YEARS OF CONTINUOUS OPERATIONS

PROPOSED CHANGE: Upon approval of Proposal 3C, the existing fundamental restriction on purchasing the securities of companies having a record of less than three years of continuous operations would be eliminated.

DISCUSSION: This fundamental restriction is based on blue sky regulations by state securities commissions that are no longer applicable to the Fund. Elimination of this restriction, which currently prohibits the Fund from investing more than 5% of its total assets in securities of companies with less than three years of continuous operations, would provide the Fund with greater flexibility with respect to investment opportunities in startup companies and emerging markets. Thus, the Board believes that this restriction should be eliminated.

D. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND BORROWING MONEY

PROPOSED CHANGE: Upon approval of Proposal 3D, the existing fundamental restriction on issuing senior securities would be modified as follows:


"The Fund may not issue senior securities or borrow money, except as permitted by the 1940 Act Laws, Interpretations and Exemptions."


DISCUSSION: The proposed changes would make the Fund's fundamental restriction on issuing senior securities or borrowing money no more limiting than required by the 1940 Act. The Board believes that changing the Fund's fundamental restrictions in this manner will provide flexibility for future contingencies. However, the Board does not currently intend to change the Fund's operations, under which the Fund does not borrow for investment purposes.

E. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES

PROPOSED CHANGE: Upon approval of Proposal 3E, the existing fundamental restriction on investing in commodities for the Fund would be modified as follows:

"The Fund may not purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."


DISCUSSION: The proposed changes to this fundamental restriction are intended to ensure that the Fund will have the maximum flexibility to enter into hedging and speculative transactions utilizing financial contracts and derivative products when doing so is permitted by the Fund's other investment policies. Thus, the proposed restriction would allow the Fund to respond to the rapid and continuing development of derivative products. The proposed restriction broadens the exception to the prohibition on buying and selling physical commodities to cover all financial derivative instruments rather than only financial futures and currency instruments.

F. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

PROPOSED CHANGE: If Proposal 3E is approved, the existing fundamental restriction on real estate investments for the Fund would be removed from the Fund's proposed fundamental restriction on investing in commodities, discussed above, and would be modified to read as follows:


"The Fund may not purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."


DISCUSSION: The proposed changes to this fundamental restriction would provide more detail regarding the types of real estate-related securities that are permissible investments for the Fund, such as mortgage participations, and would permit the Fund to exercise rights under agreements relating to real estate-related securities. In addition, the proposed restriction includes an exception that permits the Fund to hold real estate acquired as a result of ownership of securities or other interests.

G. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES

PROPOSED CHANGE: Upon approval of Proposal 3G, the existing fundamental restriction on purchasing securities issued by other investment companies, which prohibits the Fund from investing in securities of other investment companies, except in certain instances, would be eliminated.

DISCUSSION: There is no legal requirement that the Fund have a fundamental restriction on this subject. This change would offer the Fund the ability to use alternative investment structures, although the Board does not currently intend to change the structure of the Fund. In addition, the ability of the Fund to invest in other investment companies already is subject to certain percentage limitations in the 1940 Act.

H. MODIFICATION OF FUNDAMENTAL RESTRICTION ON CONCENTRATION

PROPOSED CHANGE: Upon approval of Proposal 3H, the existing fundamental restriction on concentration would be modified as follows:


"The Fund may not purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry, other than utility industries, except for temporary emergency purposes, and except that this limitation does not apply to securities issued or guaranteed by U.S. Government, its agencies or instrumentalities."


DISCUSSION: The proposed changes to the Fund's fundamental restriction on concentration would provide a definition of the types of companies included in the category of those "principally engaged in the utility industries," and would make minor changes in wording from the existing fundamental restriction.


I. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS

PROPOSED CHANGE: Upon approval of Proposal 3I, the existing fundamental restriction on making loans for the Fund would be modified as follows:


"The Fund may not make loans, except through loans of assets of the Fund or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a "loan.""


DISCUSSION: The proposed changes to this fundamental restriction would permit the Fund to lend cash as well as portfolio securities and would more completely describe various debt instruments the Fund may purchase that do not constitute the making of a loan.

J. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

PROPOSED CHANGE: Upon approval of Proposal 3J, the existing fundamental restriction on underwriting securities for the Fund would be modified as follows:


"The Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws."


DISCUSSION:  The proposed  changes to this  fundamental  restriction  would make
minor  changes  in  wording  from  the  existing   fundamental   restriction  on
underwriting securities.

K. ELIMINATION OF FUNDAMENTAL RESTRICTION ON SELLING SECURITIES SHORT

PROPOSED CHANGE: Upon approval of Proposal 3K, the existing fundamental restriction on selling securities short for the Fund would be eliminated.

DISCUSSION: The Fund is not required to have a fundamental restriction with respect to short sales of securities. To maximize the Fund's flexibility in this area, the Board believes that the Fund's restriction on short sales of securities, which prohibits the Fund from selling securities short or maintaining a short position, should be eliminated. Although the Fund will not become subject to a comparable non-fundamental restriction, the Fund does not currently intend to engage in short sales of securities.

L. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

PROPOSED CHANGE: Upon approval of Proposal 3L, the Fund's existing fundamental restriction on investing for the purpose of exercising control for the Fund would be eliminated.

DISCUSSION: The Board proposes to eliminate this fundamental restriction, which prohibits the Fund from investing in companies for the purpose of exercising control or management. Elimination of this restriction would clarify the Fund's ability to exercise freely its rights as a shareholder of the companies in which it invests. Although the Fund will not become subject to a comparable non-fundamental restriction, the Fund does not currently intend to become involved in directing or administering the day-to-day operations of any company.

REQUIRED VOTE: Approval of each of the changes contemplated by Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding voting shares of the Fund or
(2) 67% or more of the voting shares of the Fund present at the meeting if more than 50% of the outstanding voting shares of the Fund are represented at the meeting in person or by proxy. In addition to voting "for" or "against" the entire Proposal 3, shareholders of the Fund also may vote against the changes proposed with respect to specific fundamental restrictions in the manner indicated on the proxy card.

      Any proposed changes that are approved by the shareholders of the Fund at the Meeting will be effective on the Fund's next business day.

      IF ONE OR MORE OF THE CHANGES CONTEMPLATED BY PROPOSAL 3 ARE NOT APPROVED BY SHAREHOLDERS, THE RELATED EXISTING FUNDAMENTAL RESTRICTION(S) OF THE FUND WILL CONTINUE IN EFFECT.

           THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH
                             PORTION OF PROPOSAL 3.


                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named as proxies in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.


                              SHAREHOLDER PROPOSALS

      A shareholder's proposal intended to be presented at any subsequent meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Board of Directors makes the solicitation relating to such meeting, in order to be included in the Fund's Proxy Statement and form of proxy relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

      The Fund is not required to hold annual meetings of shareholders if the election of Board Members is not required under the Investment Company Act. It is the present intention of the Board not to hold annual meetings of shareholders unless such shareholder action is required.


                                    DAVID F. CONNOR
                                    Secretary

Dated:  October 8, 1999


      SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A



                               OFFICER INFORMATION


     NAME (AGE)                           OFFICE WITH THE              PRINCIPAL OCCUPATIONS
     ----------                           ---------------              ---------------------
                                            CORPORATION
                                            -----------

John R. Strangfeld, Jr. (45)              Director and President       See p. ___ of Proxy Statement
                                          since _____, 1999

Robert F. Gunia (52)                      Vice President since         See p. ___ of Proxy Statement
                                          ___________; nominee
                                          for Director

David F. Connor (35)                      Secretary since              Assistant  General  Counsel (since March 1998)
                                          ________, 199_               of PIFM; Associate Attorney,  Drinker Biddle &
                                                                       Reath LLP prior thereto.

Grace C. Torres (39)                      Treasurer and                First Vice President  (since December 1996) of
                                          Principal Financial          PIFM;  First Vice President (since March 1993)
                                          and Accounting               of   Prudential    Securities    Incorporated;
                                          Officer since                formerly   First   Vice    President    (March
                                          ______, 1999_                1994-September   1996)  of  Prudential  Mutual
                                                                       Fund Management, Inc.

Stephen M. Ungerman (45)                  Assistant Treasurer          Tax Director  (since March 1996) of Prudential
                                          since ______, 1999_          Investments;  formerly  First  Vice  President
                                                                       (February  1993-September  1996) of Prudential
                                                                       Mutual Fund Management, Inc.


                                    PROXY

                          GLOBAL UTILITY FUND, INC.

                             Gateway Center Three
                             100 Mulberry Street
                        Newark, New Jersey 07102-4077

         This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints David F. Connor,  Grace C. Torres, and Stephen
M. Ungerman as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of Global Utility Fund, Inc. (the "Fund") held of record on October 1, 1999 at the Annual Meeting of Stockholders to be held on November 8, 1999, or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3 and 4.

------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                  ENVELOPE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by an authorized person, giving full title.
------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

---------------------------------------      -----------------------------------

---------------------------------------      -----------------------------------

---------------------------------------      -----------------------------------

--------
        PLEASE MARK
   X    VOTES AS IN THIS
        EXAMPLE
--------

------------------------------------
       GLOBAL UTILITY FUND, INC.
------------------------------------              The Board of Trustees recommends a vote "FOR" the nominee and "FOR" each of the following Proposals:

                                                                                                    For The        With-
                                                                                                    Nominee        hold
CONTROL NUMBER:                                   1.   Election of Trustee

                                                       Nominee:    Eugene C. Dorsey                 / /            / /

                                                                   Robert F. Gunia                  / /            / /

                                                                   Robert E. LaBlanc                / /            / /

                                                                   Douglas H. McCorkindale          / /            / /

                                                                   Thomas T. Mooney                 / /            / /

                                                                   David R. Odenath                 / /            / /

                                               -----               Stephen Stoneburn                / /            / /
  Please be sure to sign and date this Proxy.  Date
                                                                   John R. Strangfeld, Jr.          / /            / /
----------------------------------------------------
                                                                   Clay T. Whitehead                / /            / /
Stockholder sign here             Co-owner sign here
----------------------------------------------------
                                                                                                   For   Against   Abstain

                                                  2.   To ratify the                               / /     / /       / /
                                                       selection of
                                                       PricewaterhouseCoopers
                                                       LLP as independent
                                                       public accountants
                                                       for the fiscal
                                                       year ending July
                                                       31, 2000.

                                                                                                   For   Against   Abstain

                                                  3.   To approve  all proposed                    / /     / /       / /
                                                       changes to the  fundamental
                                                       investment restrictions of
                                                       the Fund.

                                                  / /  To vote "against" changes to
                                                       specific fundamental
                                                       investment restrictions, but
                                                       to vote "for" changes to all
                                                       others, fill in box at left
                                                       AND indicate the letter(s) (as
                                                       set forth in the proxy statement
                                                       you do not want to change on the
                                                       line below.

                                                       ---------------------------------
                                                                                                   For   Against   Abstain

                                                  4.   To consider and act upon such other         / /     / /       / /
                                                       business as may properly come before
                                                       the meeting and any adjournments
                                                       thereof.

                                                       Mark box at right if an address                               / /
                                                       change or comment has been noted
                                                       on the reverse side of this card.

                                                       RECORD DATE SHARES: